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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the prospectus constituting part of this Registration Statement of Mac-Gray Corporation on Form S-3 (File No. 333-49795), of our report dated February 17, 1998, relating to the financial statements of Amerivend Corporation as of December 31, 1997. We also consent to the reference to us under the heading "Experts" in such prospectus.

/s/ Morrison, Brown, Argiz & Company

Miami, Florida
February 1, 1999